UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2019

Sterling Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-35385	80-0091851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Rella Boulevard, Montebello, New York		10901
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 369-8040

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STL	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Non-cumulative Perpetual Preferred Stock, Series A	STLPRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Events

Sterling Bancorp (the “Company”) filed a Registration Statement on Form S-3 (File No. 333-223495) with the Securities and Exchange Commission (the “Commission”) on March 7, 2018 (the “Registration Statement”). The consent of Crowe LLP (“Crowe”) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the Commission on March 1, 2019 (the “Form 10-K”), unintentionally omitted the incorporation by reference of the consolidated financial statements of the Company and the effectiveness of internal controls over financial reporting into the Registration Statement, which appear in Crowe’s report within the Form 10-K.

The Company hereby files a revised and updated consent from Crowe, attached hereto as Exhibit 23, which supersedes and replaces the consent originally filed in the Form 10-K. Crowe’s consent filed in this Form 8-K does not change any previously reported financial results of operations or any disclosures contained in the Form 10-K.

Item 9.01         Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
23	Consent of Crowe LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANCORP

Date: December 11, 2019	By:	/s/ Luis Massiani
Luis Massiani
Senior Executive Vice President and Chief Financial Officer